-------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                January 31, 1999

Dear Shareholders:

    Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

    Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

    This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,


/s/ Laurence D. Fink            /s/ Ralph L. Schlosstein
-------------------             --------------------
Laurence D. Fink                Ralph L. Schlosstein
Chairman                        President

                                                                January 31, 1999

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Advantage Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BAT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2005 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                            ----------------------------------------------------
                            12/31/98      12/31/97    CHANGE    HIGH      LOW
--------------------------------------------------------------------------------
STOCK PRICE                  $9.812        $9.375     4.67%    $10.125   $9.3125
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $11.07        $10.60      4.43%    $11.41   $10.60
--------------------------------------------------------------------------------
10-YEAR TREASURY NOTE         4.65%         5.74%   (18.99%)     5.81%    4.16%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      The global instability which resulted in a flight-to-quality to USTreasuries caused mortgages to severely underperform Treasuries. However, as these markets have regained some stability, investors have begun to regain confidence in the international markets. Consequently, we believe that current spreads in the corporate, and mortgage markets will provide the basis for outperforming Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

          ----------------------------------------------------------------------------
                             THE BLACKROCK ADVANTAGE TERM TRUST INC.
          ----------------------------------------------------------------------------
          COMPOSITION                              DECEMBER 31, 1998  DECEMBER 31, 1997
          ----------------------------------------------------------------------------
          Zero-Coupon Bonds                                42%             39%
          ----------------------------------------------------------------------------
          Corporate Bonds                                  11%             12%
          ----------------------------------------------------------------------------
          U. S. Government Securities                       9%              8%
          ----------------------------------------------------------------------------
          Commercial Mortgage-Backed Securities             8%              5%
          ----------------------------------------------------------------------------
          Agency Multiple Class Mortgage Pass-Throughs      6%              8%
          ----------------------------------------------------------------------------
          Mortgage Pass-Throughs                            4%              9%
          ----------------------------------------------------------------------------
          Taxable Municipal Bonds                           4%              4%
          ----------------------------------------------------------------------------
          Inverse-Floating Rate Mortgages                   4%              7%
          ----------------------------------------------------------------------------
          Interest-Only Commercial Mortgage-Backed
             Securities                                     4%             1%
          ----------------------------------------------------------------------------
          Interest-Only Mortgage-Backed Securities          3%              1%
          ----------------------------------------------------------------------------
          Principal-Only Mortgage-Backed Securities         2%              3%
          ----------------------------------------------------------------------------
          Non-Agency Multiple Class Mortgage Pass-Throughs  1%              2%
          ----------------------------------------------------------------------------
          Asset-Backed Securities                           1%              --
          ----------------------------------------------------------------------------
          CMO Residuals                                     1%              1%
          ----------------------------------------------------------------------------

          ----------------------------------------------------------------------------
                                                          RATING % OF CORPORATES
          ----------------------------------------------------------------------------
                CREDIT RATING                      DECEMBER 31, 1998 DECEMBER 31, 1997
          ----------------------------------------------------------------------------
              AA or equivalent                             15%              3%
          ----------------------------------------------------------------------------
               A or equivalent                             40%             41%
          ----------------------------------------------------------------------------
              BBB or equivalent                            40%             51%
          ----------------------------------------------------------------------------
              BB or equivalent                              5%              5%
          ----------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2005. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      We appreciate your investment in The BlackRock Advantage Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. You can also reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM

Sincerely,

/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ----------------------

Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                             BAT
--------------------------------------------------------------------------------
   Initial Offering Date:                                      April 27, 1990
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/98:                             $9.8125
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/98:                                $11.07
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/98 ($9.8125)1:          6.37%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                        $0.052083
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                     $0.625
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2Distribution not constant and is subject to change.

---------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
---------------------------------------

--------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                                  VALUE
 (UNAUDITED)   (000)                 DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------

                            LONG-TERM INVESTMENTS--143.2%
                            MORTGAGE PASS-THROUGHS--6.8%
                            Federal Home Loan Mortgage Corp.,
             $ 1,126         6.50%, 8/01/25 ......................  $ 1,133,596
               2,842++       9.50%, 1/01/05, 15 Year .............    2,934,370
                  11        Federal National Mortgage
                             Association, 9.50%, 7/01/20 ........       11,553
               2,966+       Government National Mortgage
                             Association,
                             8.00%, 7/15/27 .....................    3,082,736
                                                                    -----------
                                                                      7,162,255
                                                                    -----------
                            MULTIPLE CLASS MORTGAGE
                            PASS-THROUGHS--16.0%
                            Federal Home Loan Mortgage Corp.,
                             Multiclass Mortgage
                             Participation Certificates,
                 422         Series 1490, Class 1490-SE,
                              4/15/08 (ARM) ......................      402,385
                 283         Series 1541, Class 1541-TB,
                              7/15/23 (ARM) ......................      273,497
                 284         Series 1655, Class 1655-SB,
                              12/15/08 (ARM) .....................      277,926
                            Federal National Mortgage
                             Association, REMIC Pass-
                             Through Certificates,
               3,683         Trust 1992-129, Class 129-J,
                              7/25/20 ............................    3,526,473
               2,000+        Trust 1992-190, Class 190-S,
                              11/25/07 (ARM) .....................    2,089,226
                  90         Trust 1993-59, Class 59-SC,
                              11/25/07 (ARM) .....................       93,908
               1,444         Trust 1993-193, Class 193-E,
                              9/25/23 (I) ........................      768,425
                 111         Trust 1993-193, Class 193-PC,
                              9/25/23 ............................      107,394
               1,177         Trust 1993-212, Class 212-SA,
                              11/25/08 (ARM) .....................    1,182,452
               2,599         Trust 1993-223, Class 223-PT
                              10/25/23 (I) .......................      381,416
               1,000         Trust 1994-13, Class 13-SM,
                              2/25/09 (ARM) ......................    1,022,390
               1,012         Trust 1994-37, Class 37-SC,
                              3/25/24 (ARM) ......................      993,430
               2,828++       Trust 1994-72, Class 72-L,
                              4/25/24 ............................    2,839,285
               2,500         Trust 1997-50, Class 50-HK,
                              8/25/27 (I) ........................     771,276
  AAA          2,000        New York City Mortgage Loan Trust,***
                              Series 1996, Class A2,
                              6/25/11 ............................    2,108,750
                                                                    -----------
                                                                     16,838,233
                                                                    -----------
                            COMMERCIAL MORTGAGE-BACKED
                            SECURITIES--16.8%
                            Credit Suisse First Boston
                             Mortgage Securities Corp.,
  A-         $ 1,000         Series 1995-AEW 1, Class C,
                              7.46%, 11/25/27 ....................  $ 1,005,625
  AAA         28,505         Series 1997-C1, Class AX,***
                              6/20/29 (I/O) ......................    2,834,467
  BBB         1,000         DLJ Mortgage Acceptance Corp.,***
                             Series 1997-CF, Class B1,
                              7.91%, 4/15/07 .....................    1,037,328
  AAA        19,873         First Union-Lehman Brothers--
                             Bank of America,
                             Series 1998-C2, Class IO,
                              5/18/28 (I/O) ......................      816,079
  AAA         1,000++       GMAC Commercial Mortgages
                             Securities Inc., Series 1998-C2,
                             Class A2, 6.42%, 8/15/08 ............    1,039,223
  AAA         1,000         Goldman Sachs Mortgage
                             Securities Corp.,
                             Series 1996-PL, Class A2,
                              7.41%, 2/15/27 .....................    1,068,661
  AAA           809         LTC Commercial Mortgage Corp.,***
                             Series 1996-1,Class A,
                              7.06%, 4/15/28 .....................      828,860
                            Merrill Lynch Mortgage Investors Inc.,
                             Multiclass Mortgage
                             Pass-Through Certificates,
  BBB         1,000          Series 1995-C1, Class D,
                              8.08%, 5/25/15 .....................    1,031,265
  BBB           500          Series 1996-C1, Class D,
                              7.42%, 4/25/28 .....................      494,525
  AAA        11,867          Series 1997-C2, Class IO,
                              12/10/29 (I/O) .....................      868,644
  AAA        20,591          Morgan (J.P.) Commercial Mortgage
                              Finance Corp.,*** Commercial
                              Mortgage Pass-Through Certificates,
                              Series 1997-C5, Class X,
                               9/15/29 (I/O) .....................    1,712,981
                             Morgan Stanley Capital 1 Inc.,
                              Commercial Mortgage
                              Pass-Through Certificates,
  BBB         1,000           Series 1995-GAL1,*** Class D,
                               8.25%, 8/15/27 ....................    1,025,405
  AAA         3,562           Series 1997-HF1,*** Class X,
                               6/15/17 (I/O) .....................      321,565

See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                                  VALUE
 (UNAUDITED)   (000)                 DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------
                           COMMERCIAL MORTGAGE-BACKED
                           SECURITIES--(CONT'D)
  AA          $ 450        Salomon Brothers Mortgage
                            Securities Corp.,***
                            Multiclass Mortgage Pass-
                            Through Certificates,
                            Series 1997-TZH, Class A1,
                            7.15%, 3/25/25 .......................      465,972
  AAA         2,635        Sears Mortgage Securities Corp.,
                            Series 1993-7, Class S3
                            9.91%, 4/25/08 (ARM) .................    2,672,863
  AAA           500        Structured Asset Securities Corp.,
                            Series 1996-CFL, Class B,
                            6.30%, 2/25/28 .......................      503,532
                                                                    -----------
                                                                     17,726,995
                                                                    -----------
                           CORPORATE BONDS--15.9%
                           FINANCE & BANKING--9.4%
  A3          1,000@       American Savings Bank,***
                            6.63%, 2/15/06 .......................    1,017,803
  A           1,487        Equitable Life Assurance
                            Society USA,***
                            Zero Coupon,
                            6/01/99-12/01/05 .....................    1,049,474
  A           1,000        Lehman Brothers Holdings, Inc.,
                            6.75%, 9/24/01 .......................    1,008,624
  BB+         1,000        Macsaver Financial Services Inc.,
                            7.88%, 8/01/03 .......................      790,000
  BBB+        1,900        PaineWebber Group Inc.,
                            7.88%, 2/15/03 .......................    2,008,148
                           Salomon Smith Barney, Inc.,
  Aa3         1,000         6.75%, 1/15/06 .......................    1,032,260
  Aa3         1,425         7.98%, 3/01/00 .......................    1,464,359
  A-          1,485        Transamerica Finance Corp.,
                            6.75%, 6/01/00 .......................    1,504,424
                                                                    -----------
                                                                      9,875,092
                                                                    -----------
                           INDUSTRIALS--2.5%
  AA-         1,000@@      TCI Communications, Inc.,
                             8.25%, 1/15/03 ......................    1,097,400
  Baa2        2,092        Union Pacific Corp.,***
                             Zero Coupon,
                             5/01/99 - 5/01/05 ...................    1,531,297
                                                                    -----------
                                                                      2,628,697
                                                                    -----------
                           UTILITIES--2.0%
  A           1,000        AlltelCorp.,
                             7.50%, 3/01/06 ......................    1,099,700
  BBB-        1,000        NRG Energy, Inc,***
                             7.63%, 2/01/06 ......................    1,031,000
                                                                    -----------
                                                                      2,130,700
                                                                    -----------
                           YANKEE--2.0%
  BBB-        1,000        Empresa Electric Guacolda SA,***
                             7.95%, 4/30/03 ......................      917,674
  BBB+          200        Empresa Electric Pehuhuenche,
                             7.30%, 5/01/03 ......................      184,252
  A-          1,000++      Israel Electric Corp. Ltd.,***
                             7.25%, 12/15/06 .....................    1,005,930
                                                                    -----------
                                                                      2,107,856
                                                                    -----------
                           Total corporate bonds                     16,742,345
                                                                    -----------
                           ASSET-BACKED SECURITIES--1.5%
  AAA           800        Chase Credit Card Master Trust,
                             Series 1997-5, 6.19%, 8/15/05 .......      817,361
  N/R           431        Global Rated Eligible Asset Trust,**/***
                             Series 1998-A, Class A-1,
                             7.33%, 3/15/06 ......................      298,943
  N/R          899         Structured Mortgage Asset
                           Residential Trust,**/***
                             Series 1997-3, 8.57%, 4/15/06 .......      497,595
                                                                    -----------
                                                                      1,613,899
                                                                    -----------
                           STRIPPED MORTGAGE-BACKED
                           SECURITIES--5.4%
                           Collateralized Mortgage Obligation Trust,
  AAA          753          Trust 26, Class A, 4/23/17 (P/O)655,771
  AAA           61          Trust 29, Class A, 5/23/17 (P/O)49,914
                           Federal Home Loan Mortgage Corp.,
             1,500          Series 1543, Class 1543-VU,
                             4/15/23 (I/O) .......................      469,338
             1,179          Series 1946, Class 1946-N,
                             10/15/08 (P/O) ......................    1,051,422
             1,344          Series 1946, Class 1946-SN,
                             10/15/08 (I/O) ......................      107,890
             5,638          Series 1995, Class 1995-SJ,
                             10/15/27 (I/O) ......................          857
             3,835          Series G-25, Class S,
                             8/25/06 (I/O) .......................      118,050
                           Federal National Mortgage Association,
             1,406          Trust 1993-225, Class 225-ME,
                             11/25/23 (P/O) ......................      664,335
             6,755          Trust 1997-84, Class 84-PJ
                             1/25/08 (I/O) .......................    1,726,068
               524          Trust 1997-85, Class 85-LE,
                             10/25/23 (P/O) ......................      492,404
             3,486          Trust 1998-62, Class EI,
                             11/25/28 (I/O) ......................      346,416
                                                                    -----------
                                                                      5,682,465
                                                                    -----------
                           U.S. GOVERNMENT
                           SECURITIES--12.6%
             1,095          Small Business Administration,
                            Series 1998-P10, Class 10A,
                             6.12%, 2/01/08 ......................    1,113,219
                           U.S. Treasury Notes,
               675           5.50%, 2/15/08 ......................      715,289
            10,000++         6.63%, 3/31/02 ......................   10,570,300
               765           6.63%, 5/15/07 ......................      860,265
                                                                    -----------
                                                                     13,259,073
                                                                    -----------
See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                                  VALUE
 (UNAUDITED)   (000)                 DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------

                           ZERO COUPON BONDS--61.0%
         $  12,407         Aid to Israel,
                             2/15/05 - 8/15/05 ...................    9,065,730
                           Government Trust Certificates,
             5,220           Class 2F, 5/15/05 ...................    3,796,871
            13,760           Class T-1, 5/15/05 ..................   10,051,818
            22,926++       Resolution Trust Funding Corp.,
                             7/15/05 .............................   16,613,784
             6,216         Tennessee Valley Authority,
                             11/01/05 ............................    4,386,756
           18,000+         U.S. Treasury Strips,
                             11/15/05 ............................   12,986,280
           10,000          Vanguard Prime Money Market Strip,
                             12/31/04 ............................    7,243,000
                                                                    -----------
                                                                     64,144,239
                                                                    -----------
                           TAXABLE MUNICIPAL BONDS--6.1%
  AAA       1,000          Alameda County California
                             Pension Obligation,
                             Zero Coupon, 12/01/05 ...............      673,110
  AAA       1,000          Alaska Energy Power Authority Revenue,
                             Zero Coupon, 7/01/05 ................      766,820
  AAA       1,466          Kern County California
                             Pension Obligation,
                             Zero Coupon, 2/15/99 - 8/15/05 ......    1,075,025
                           Long Beach California
                             Pension Obligation,
  AAA       1,475            Zero Coupon, 3/01/99 - 9/01/05 ......    1,079,816
  AAA         500            7.09%, 9/01/09 ......................      547,960
                           Los Angeles County California
                           Pension Obligation,
  AAA         440            Zero Coupon, 6/30/99 - 6/30/05 ......      361,315
  AAA       1,000            6.77%, 6/30/05 ......................      678,630
  AAA       1,000            8.62%, 6/30/06 ......................    1,178,620
                                                                    -----------
                                                                      6,361,296
                                                                    -----------
                           COLLATERALIZED MORTGAGE
                           OBLIGATION RESIDUALS**--0.6%
               10          Federal Home Loan Mortgage Corp.,
                             Multiclass Mortgage
                           Participation Certificates,
                             Series 1035, Class 1035-R,
                             1/15/21 .............................      676,350
                                                                    -----------
         NOTIONAL
         AMOUNT
          (000)
        ---------              CALL OPTIONS PURCHASED--0.5%
        $ 15,000           Interest Rate Swap,
                            5.60% over 3 month LIBOR,
                            expires 8/07/00
                            (cost $206,250) ......................      510,602
                                                                    -----------
                           Total long-term investments
                            (cost $137,294,225) ..................  150,717,752
                                                                    -----------

-------------------------------------------------------------------------------
             PRINCIPAL
   RATING*    AMOUNT                                                  VALUE
 (UNAUDITED)   (000)                 DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------------

                           SHORT TERM INVESTMENT--4.9%
                           DISCOUNT NOTES
              $ 5,110      Federal Home Loan Bank,
                             4.60%, 1/4/99
                             (cost $5,108,168) ................... $  5,108,168
                                                                   ------------
                           Total investments before
                           outstanding call option written
                           and Investments sold short
                           (cost $142,402,393) ...................  155,825,920
           Notional
           AMOUNT
            (000)
         ----------        CALL OPTIONS WRITTEN--(0.5%)
           $24,000          Interest Rate Swap,
                            3 month LIBOR over 5.50%,
                            expires 8/10/99
                            (premium received $147,000) ..........    (532,896)
                                                                   -----------
        PRINCIPAL
         AMOUNT
          (000)
       -----------         INVESTMENTS SOLD SHORT--(8.6%)
                           U.S. Treasury Bonds,
        $ 5,000             6.13%, 11/15/27 ......................  (5,596,850)
          3,000             6.38%, 8/15/27 .......................  (3,448,110)
                                                                   -----------
                           Total investments sold short
                            (proceeds $8,711,446) ................  (9,044,960)
                                                                   -----------
                           Total investments, net of outstanding
                           call options written and investments
                            sold short--139.0%
                            (cost $133,543,947) ..................  146,248,064
                           Liabilities in excess of other
                            assets--(39.0%) ......................  (41,010,409)
                                                                   ------------
                           NET ASSETS--100% ...................... $105,237,655
                                                                   ============


----------------
   * Using the higher of Standard & Poor's or Moody's rating.
  ** Illiquid securities--representing 0.9% of portfolio assets.
 *** Restricted securities--representing 10.9% of portfolio assets.
   + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
   @ Partial principal amount pledged as collateral for futures transactions. @@ Entire principal amount pledged as collateral for futures transactions.

     ------------------------------------------------------------
                              KEY TO ABBREVIATIONS
     ARM    -- Adjustable Rate Mortgage.
     CMO    -- Collateralized Mortgage Obligation.
     I      -- Denotes a CMO with Interest only characteristics.
     I/O    -- Interest Only.
     P/O    -- Principal Only.
     REMIC  -- Real Estate Mortgage Investment Conduit.
     ------------------------------------------------------------

See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $142,402,393) (Note 1) ..............................       $155,825,920
Cash ........................................................             53,356
Deposits with brokers as
  collateral for investments sold short (Note 1) ............          9,203,750
Interest receivable .........................................            963,841
Unrealized appreciation on interest rate swaps
  (Notes 1 and 3) ...........................................             81,656
                                                                    ------------
                                                                     166,128,523
                                                                    ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ......................         50,051,460
Investment sold short, at value
  (proceeds $8,711,446) (Note 1) ............................          9,044,960
Call options written, at value (premium received
  $147,000) (Notes 1 and 3) .................................            532,896
Dividends payable ...........................................            495,344
Interest payable ............................................            236,661
Accrued excise tax ..........................................            197,000
Investment advisory fee payable (Note 2) ....................             45,305
Administration fee payable (Note 2) .........................              9,061
Due to broker-variation margin ..............................              6,593
Other accrued expenses ......................................            271,588
                                                                    ------------
                                                                      60,890,868
                                                                    ------------
NET ASSETS ..................................................       $105,237,655
                                                                    ============
Net assets were comprised of:
  Common stock, at par (Note 5) .............................       $     95,107
  Paid-in capital in excess of par ..........................         87,354,396
                                                                    ------------
                                                                      87,449,503
  Undistributed net investment income .......................          4,490,520
  Accumulated net realized gain .............................            518,995
  Net unrealized appreciation ...............................         12,778,637
                                                                    ------------
  Net assets, December 31, 1998 .............................       $105,237,655
                                                                    ============

 Net asset value per share:
  ($105,237,655 / 9,510,667 shares of
  common stock issued and outstanding) ......................            $11.07
                                                                         ======


--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (net of discount accretion
    of $3,868,467 and net of interest expense
    of $2,963,446) ...........................................     $  7,613,406
                                                                   ------------
Operating expenses
  Investment advisory ........................................          520,448
  Administration .............................................          104,089
  Reports to shareholders ....................................          100,000
  Custodian ..................................................           48,000
  Audit ......................................................           37,000
  Transfer agent .............................................           22,000
  Directors ..................................................           22,000
  Registration ...............................................           16,000
  Miscellaneous ..............................................           79,936
                                                                   ------------
    Total operating expenses .................................          949,473
                                                                   ------------
Net investment income before excise tax ......................        6,663,933
  Excise tax .................................................          197,000
                                                                   ------------
Net investment income ........................................        6,466,933
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................        3,257,608
  Options written ............................................         (149,219)
  Futures ....................................................         (907,838)
  Short sales ................................................         (138,516)
  Interest rate swaps ........................................           53,300
                                                                   ------------
                                                                      2,115,335
                                                                   ------------

Net change in unrealized appreciation (depreciation) on:
  Investments ................................................        2,066,797
  Options written ............................................         (385,896)
  Futures ....................................................          205,269
  Short sales ................................................         (206,744)
  Interest rateswaps .........................................           86,884
                                                                   ------------
                                                                      1,766,310
                                                                   ------------
Net gain on investments ......................................        3,881,645
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................      $10,348,578
                                                                    ===========

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH
 Cash flows provided by operating activities:
  Interest received ........................................       $  6,557,996
  Operating expenses and excise taxes paid .................         (1,259,506)
  Interest expense paid ....................................         (2,847,182)
  Purchases of short-term
    portfolio investments, net .............................         (4,558,260)
  Purchases of long-term portfolio investments .............        (16,740,398)
  Proceeds from disposition of long-term
    portfolio investments ..................................         23,675,694
  Variation margin on futures ..............................           (795,613)
                                                                   ------------
  Net cash flows provided by operating
    activities .............................................          4,032,731
                                                                   ------------
  Cash flows used for financing activities:
  Increase in reverse repurchase agreements ................          1,776,580
    Cash dividends paid ....................................         (5,943,827)
                                                                   ------------
    Net cash flows used for financing activities ...........         (4,167,247)
                                                                   ------------
  Net decrease in cash .....................................           (134,516)
  Cash at beginning of year ................................            187,872
                                                                   ------------
  Cash at end of year ......................................       $     53,356
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..........................................       $ 10,348,578
                                                                   ------------
Increase in investments ....................................         (3,481,197)
Net realized gain ..........................................         (2,115,335)
Increase in unrealized appreciation ........................         (1,766,310)
Decrease in receivable for investments sold ................          1,024,996
Increase in interest receivable ............................           (150,389)
Increase in deposits with brokers for
  investments sold short ...................................         (3,841,250)
Increase in unrealized appreciation of
  interest rate swap .......................................            (86,884)
Decrease in due to broker-variation
  margin ...................................................            (93,044)
Increase in payable for investments sold short .............          3,771,510
Increase in call option written ............................            532,896
Decrease in interest payable ...............................            116,264
Decrease in payable for investments purchased ..............           (114,071)
Increase in accrued expenses and other
  liabilities ..............................................           (113,033)
                                                                   ------------
  Total adjustments ........................................         (6,315,847)
                                                                   ------------
Net cash flows provided by operating activities ............       $  4,032,731
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENTS OF
CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                             YEAR ENDED DECEMBER 31,
                                              1998            1997
                                          -------------    -----------
INCREASE IN NET ASSETS

Operations:

  Net investment income ................     $6,466,933    $   7,283,176

  Net realized gain ....................      2,115,335          259,009

  Net change in unrealized
    appreciation .......................      1,766,310        3,206,477
                                           ------------     ------------


  Net increase in net assets
    resulting from operations ..........     10,348,578       10,748,662

  Dividends from net investment
    income .............................     (5,943,827)      (5,943,871)
                                           ------------     ------------
    Total increase .....................      4,404,751        4,804,791

NET ASSETS

Beginning of year ......................    100,832,904       96,028,113
                                           ------------     ------------

End of year ............................   $105,237,655     $100,832,904
                                           ============     ============




See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------
                                                    1998          1997           1996           1995          1994
                                                    -----         -----          -----          -----         -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                $ 10.60        $ 10.10       $ 10.49        $  9.00        $ 10.73
                                                  -------        -------       -------        -------        -------
  Net investment income (net of $0.28,
   $0.26, $0.22, $0.47 and $0.25, respectively,      0.68           0.76          0.57           0.74
    of interest expense) 0.53
  Net realized and unrealized gain (loss)            0.41           0.36         (0.33)          1.42          (1.53)
                                                  -------        -------       -------        -------        -------
Net increase (decrease) from investment
  operations                                         1.09           1.12          0.24           2.16          (1.00)
                                                  -------        -------       -------        -------        -------
Dividends from net investment income                (0.62)         (0.62)        (0.63)         (0.67)         (0.73)
                                                  -------        -------       -------        -------        -------
Net asset value, end of year*                     $ 11.07        $ 10.60       $ 10.10        $ 10.49        $  9.00
                                                  =======        =======       =======        =======        =======
Market value, end of year*                        $  9.81        $  9.38       $  8.63        $  8.63        $  7.75
                                                  =======        =======       =======        =======        =======
TOTAL INVESTMENT RETURN+                            11.03%         15.79%         7.30%         20.31%        (22.16%)
                                                  =======        =======       =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:

OPERATING EXPENSES #                                 0.91%          0.88%         0.91%          1.00%          1.06%

Net investment income                                6.23%          7.47%         5.80%          7.53%          5.38%
SUPPLEMENTAL DATA:

Average net assets (in thousands)                $103,812       $ 97,493      $ 93,370       $ 93,044       $ 92,932
Portfolio turnover                                     11%            31%           76%            94%           142%
Net assets, end of year (in thousands)           $105,238       $100,833      $ 96,028       $ 99,723       $ 85,567
Reverse repurchase agreements outstanding,
  end of year (in thousands)                     $ 50,051       $ 48,275      $ 26,933       $ 48,581       $ 42,176
Asset coverage++                                 $  3,103       $  3,089      $  4,565       $  3,053       $  3,029

---------------
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
   # The ratios of operating expenses, including interest expense, to average net assets were 3.52%, 3.39%, 3.06%, 5.86% and 3.59% for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.71%, 3.52%, 3.52%, 5.97%, and 3.66% for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.




                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &        The BlackRock Advantage ACCOUNTING Term Trust Inc.
POLICIES                      a  Maryland  corporation,  is  a   (the  "Trust"),
                              diversified,  closed-end   management  investment
                              company.   The  Trust's  investment  objective  is
to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2005 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BAT Subsidiary, Inc.These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after eliminattion of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities, observed in the market and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited. OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31,1998.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statements of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $197,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS                                  The Trust has an Investment
                                                    Advisory   Agreement   with
BlackRock Financial Management, Inc., (the "Adviser"), a wholly owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets through December 31, 2000 and 0.08% from January 1, 2001 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO            Purchases and sales of investment securities, other
SECURITIES                   than  short-term  investments   and  dollar  rolls,
for the year ended December 31, 1998 aggregated $16,626,327 and $110,628,022, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust held 10.9% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affi-liates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1998 was $142,421,665 and, accordingly, net unrealized appreciation for federal income tax purposes was $13,404,255 (gross unrealized appreciation--$15,079,907; gross unrealized depreciation--$1,675,652).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of approximately $2,735,000 (after utilization of approximately $1,000,000), of which $2,519,000 expires in 2004 and $216,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at December 31, 1998 are as follows:

                                        VALUE AT     VALUE AT       UNREALIZED
NUMBER OF                 EXPIRATION     TRADE      DECEMBER 31,   APPRECIATION
CONTRACTS      TYPE          DATE         DATE         1998       (DEPRECIATION)
---------      ----       ----------    --------   ------------  --------------
         Long Position:
   110   30-yr. T-bond     Mar 1999    $14,340,026   $14,055,937    $(284,089)
         Short Position:
 (229)   10-yr. T-note     Mar 1999     27,563,734     27,286,781     276,953
                                                                    ---------
                                                                    $  (7,136)
                                                                    =========

   Details of open interest rate swaps at December 31, 1998 are as follows:

 NOTIONAL                   FIXED/                                  UNREALIZED
 AMOUNT                   FLOATING      FLOATING   TERMINATION     APPRECIATION
  (000)    TYPE            RATE          RATE         DATE        (DEPRECIATION)
--------  -----           -------     ----------  ------------    --------------
$36,375  Interest Rate  6.365%        3 Mo. LIBOR   7/27/00        $1,322,846
  5,000  Floating Rate  3 Mo. T-Bill  3 Mo. LIBOR   9/10/03           (24,000)
                        +80.25 bps
  5,000  Floating Rate  3 Mo. T-Bill  3 Mo. LIBOR   9/10/03           (19,166)
                        +81.75 bps
(25,000) Interest Rate  6.421%        3 Mo. LIBOR   7/27/01        (1,198,024)
                                                                   ----------
                                                                   $   81,656
                                                                   ==========

Note 4. Borrowings               REVERSE REPURCHASE
                                 AGREEMENTS: The trust  may enter  into  reverse
repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was approximately $47,580,228 at a weighted average interest rate of approximately 5.55%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1998 was $51,572,672 as of October 31, 1998 which was 32.59% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1998.

NOTE 5. CAPITAL                                         There are  20 0 million
                                                        shares of $.01 par value
common stock authorized. Of the 9,510,667 shares outstanding at December 31, 1998, the Adviser owned 10,667 shares.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Advantage Term Trust Inc.:

   We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock Advantage Term Trust Inc., including the consolidated portfolio of investments, as of December 31, 1998, and the related consolidated statements of operations and of consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of The BlackRock Advantage Term Trust Inc. as of December 31, 1998, and the results of its consolidated operations, its consolidated cash flows, the changes in its consolidated net assets and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------


Deloitte & Touche LLP
New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1998.

      During the fiscal year ended December 31, 1998, the Trust paid aggregate dividends of $0.6250 per share from net investment income. For federal income tax purposes, the aggregate of any dividends from net investment income and short-term capital gains distributions you received are reportable in your 1998 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1999.

-------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Advantage Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American Stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust. In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse affect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED  SECURITIES (ARMS):       Mortgage instruments with interest rates that
                                   adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMOS):              Mortgage-backed   securities  which  separate
                                   mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          This is income  generated by  securities in a
                                   portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   government,   or  one  of  its   agencies  or
                                   instrumentalities,  such as GNMA  (Government
                                   National Mortgage Association), FNMA (Federal
                                   National  Mortgage   Association)  and  FHLMC
                                   (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING                   Mortgage instruments with coupons that adjust
 RATE MORTGAGE:                    at periodic intervals  according to a formula
                                   which sets inversely with a market level interest rate index.

INTEREST-ONLY SECURITIES (I/O):    Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:            Mortgage-backed securities issued  by  Fannie
MULTIPLE-CLASS PASS-THROUGHS:      Mae,     Freddie    Mac     or    Ginnie Mae.
NET ASSET VALUE (NAV):             Collateralized   Mortgage  Obligations.   Net
                                   asset value is the total  market value of all
                                   securities  and  other  assets  held  by  the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O):   Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

PROJECT LOANS:                     Mortgages for  multi-family,  low- to middle-
PREMIUM:                           income housing.  When a fund's stock price is
                                   greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE AGREEMENTS:     In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.


STRIP MORTGAGE-BACKED              Arrangements  in  which a pool of  assets  is
 SECURITIES:                       separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK       MATURITY
PERPETUAL TRUSTS                                                       SYMBOL        DATE
                                                                     ----------     ------
The BlackRock High Yield Trust Inc.                                     BHY           N/A
The BlackRock Income Trust Inc.                                         BKT           N/A
The BlackRock North American Government Income Trust Inc.               BNA           N/A


TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                      BNN          12/99
The BlackRock Target Term Trust Inc.                                    BTT          12/00
The BlackRock 2001 Term Trust Inc.                                      BLK          06/01
The BlackRock Strategic Term Trust Inc.                                 BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT          12/04
The BlackRock Advantage Term Trust Inc.                                 BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT          12/09




TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------

                                                                       STOCK       MATURITY
PERPETUAL TRUSTS                                                       SYMBOL        DATE
                                                                     ----------     ------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY           N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN          12/08
The BlackRock Insured Municipal Term Trust Inc. BMT 12/10


 If you would like further information please do not hesitate to call BlackRock at (800) 227-7BFM (7236) or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.


                 C/O PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM



                                  THE BLACKROCK
                                  ADVANTAGE
                                  TERM TRUST INC.
                                  ==========================
                                  CONSOLIDATED
                                  ANNUAL REPORT
                                  DECEMBER 31, 1998


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